Filed pursuant to Rule 497(a)

Registration File No. 333-224296

Rule 482 ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Dated: June 27, 2018

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the preliminary prospectus supplement and accompanying prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the preliminary prospectus supplement and accompanying prospectus.

Offering Notification – Goldman Sachs BDC, Inc.

Issuer:	Goldman Sachs BDC, Inc. (NYSE: GSBD)

Offering Type:	Reopening (fungible with existing issue)

Execution:	Registered

Target Security:	4.50% Convertible Notes (CUSIP: 38147UAB3)

Stated Maturity:	April 1, 2022

Use of Proceeds:	Repay portion of Revolving Credit Facility

Stated Coupon:	4.50%

Conversion Price:	$24.49

Call Protection:	NC-Life

Put Features:	None

Settlement:	Cash, shares or a combination of shares at Company’s election

Takeover Protection:	Yes

Dividend Protection:	Yes, $0.45 per quarter threshold

Joint Bookrunners:	SunTrust Robinson Humphrey (B&D, Stabilization), Bank of America Merrill Lynch, Morgan Stanley, Goldman Sachs & Co. LLC

Expected Pricing: Thursday, June 28, 2018 (pre-open)

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated June 27, 2018 and the accompanying prospectus dated June 22, 2018, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this offering notification is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this offering notification are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from SunTrust Robinson Humphrey, Inc. at (404-926-5744) or by emailing STRH.Prospectus@SunTrust.com; BofA Merrill Lynch at (1-800-294-1322) or by emailing dg.prospectus_requests@baml.com; or Morgan Stanley & Co. LLC at Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014 or (866-718-1649).

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.